Exhibit 99.01

Mississippi Power Kemper County IGCC Project	Table of Contents	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through February 2014

Mississippi Power Kemper County IGCC Project	Project Costs and Summary Total Project	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through February 2014

Table 1: Capped Plant Costs (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through February 2014	Confirmed Cost %
Land	$32.3	$0.0	$32.2	100%
EPC	3,857.9	147.1	3,307.1	87%
Transmission	95.4	(0.0)	95.2	99%
Fuel Facilities	143.0	3.9	122.3	85%
Pre Commercial Operations	222.8	21.4	92.1	40%
Project Development	58.6	0.0	55.7	95%
Start Up Fuel / Energy	23.2	4.3	(3.3)	8%
DOE CCPI2 Funding	(245.3)	0.0	(245.3)	
Ad Valorem	21.3	0.0	14.3	67%
Contingency	90.5	0.0	0.0	
Base Contingency	50.5	0.0	0.0	
Start Up Risk Contingency	40.0	0.0	0.0	
Total Plant	4,299.7	176.8	3,470.4	
Deduction for Cap Exceptions (BC/FM/CIL)	(55.9)	0.0	-	
Total Plant Subject to Cost Cap (1)	$4,243.9	$176.8	$3,470.4	85%

Table 2: Exemptions and Exceptions (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through February 2014
Mine *(details on p.8)*	$234.7	$0.1	$229.3
CO2 Pipeline	106.5	(0.7)	89.4
Regulatory and Other Asset Accounts	97.9	2.3	74.7
Project AFUDC - Non Mine	436.8	(3.1)	308.6
Process Development Allowance	46.5	0.0	19.1
Beneficial Capital	47.6	0.0	-
Force Majeure	2.7	0.0	-
Change in Law	5.6	0.0	-
Total Exemptions and Exceptions	$978.3	($1.3)	$721.2

Table 3: Total Project Costs (in millions of dollars)

Cost Category	Current View
Total Plant Subject to Cost Cap (1)	$4,243.9
Total Exemptions and Exceptions	978.3
Total Project Cost (2)	$5,222.1

(1) In March 2014, Mississippi Power Company identified decreases in construction labor productivity at the Kemper IGCC due in large part to adverse weather, unexpected excessive craft labor turn-over, and unanticipated installation inefficiencies. Management is currently reviewing these additional cost pressures and has identified a minimum of approximately $177 million in likely cost increases, including $152 million in construction costs and $25 million in start-up costs, as reflected in the table above. Additionally, management is reviewing the impact to the construction schedule and contingency.

(2) This amount has not been reduced for the Company's $1.36 billion estimated loss on the plant costs in excess of the cost cap, which includes the approximately $177 million in likely cost increases identified in March 2014.

Major Items and Milestones Achieved

- The purchase of 2,968 acres for the plant site has been completed.
- Construction is complete for the nitrogen plant, water plant, water storage lake, and administrative and electrical buildings.
- Concrete, underground piping, electrical duct bank, and structural steel work are all 99% complete. Process piping installation is 87% complete. Cable installation is 81% complete.
- Performance and compliance testing are complete for the combined cycle.
- Construction is complete on the three 115kV line rebuild projects. The four new 230kV lines, one new 115kV line, and the mine service line are complete and energized. Construction is complete on eight substations and the Sweatt - Sykes fiber line.
- The treated effluent, natural gas, and CO_2 pipeline installations are 100% complete. Closeout activities remain on all three pipelines.
- Long term contracts have been signed for the sale of CO_2, sulfuric acid, and ammonia.
- Subject to Commission approval and the completion of several milestones, SMEPA will have a 15% ownership interest in the Project.

Mississippi Economic Impact

- Mississippi workforce contributed 1,440 construction jobs in February for the Project. A total of 499 Mississippi companies have provided construction, equipment, material or professional services for the Project.

Overall Project Status

- Project is scheduled to be placed in service in the fourth quarter of 2014.

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Mississippi Power Kemper County IGCC Project	Key Contracts over $10M	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through February 2014

Table 4: Key Contracts Over $10M

(in millions of dollars)	Issue Initial Inquiry	Award Date	Current View	Variance from Previous Month
Equipment and Material Contracts Over $10M *(Represents 92% of total equipment and material contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		$1,493.1	($2.3)
Steam Turbine Generator	Nov-07	Aug-08		
Gas Turbines	Dec-08	Aug-09		
Heat Recovery Steam Generators	Oct-09	Jun-10		
Syngas Coolers	Jan-10	May-10		
Transport Gasifiers	Jan-10	May-10		
Fluid Bed Dryers	Mar-10	Jul-10		
Air Compressors	Apr-10	Sep-10		
Nitrogen Generation System	Jun-10	Dec-10		
Particulate Control Device (PCD) Systems	Nov-10	Sep-11		
Generator Step-up Transformers	Jul-10	Jan-11		
Station Service Transformers	Jul-10	Dec-10		
Coal Dense Phase Conveyors	Sep-10	Nov-10		
Coal Lock Vessels	Aug-10	Jan-11		
Water Treatment System	Jul-10	Feb-11		
Structural Steel	Sep-10	Dec-10		
Heat Exchangers	Apr-10	Multiple		
Chemical Reactors	Jul-10	Multiple		
Vessels	Jun-10	Multiple		
Heat Exchangers	Jul-10	Multiple		
Compressors	Jun-10	Multiple		
Catalyst	Jul-10	Multiple		
Pumps	Jun-10	Multiple		
Drums	Jan-10	Multiple		
Unit Chillers	Jul-10	Multiple		
Construction Piping	Jun-10	Multiple		
Instrumentation & Controls	Oct-10	Multiple		
Electrical	Apr-11	Multiple		
Transmission Line Structures	May-11	Multiple		
Construction Contracts Over $10M *(Represents 99% of total construction contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		$1,745.7	$142.8
Cut and Fill Excavation	Jul-10	Aug-10		
Underground	Nov-10	Jan-11		
Concrete	Nov-10	Jan-11		
Gasifier General Contractor	Apr-11	Jul-11		
Combined Cycle General Contractor	Oct-11	Dec-11		
Water Lateral	Jul-11	Sep-11		
Architectural Buildings	Feb-11	Multiple		
Cooling Tower	Feb-10	Sep-10		
Insulation	Jan-12	Jun-12		
Field Erected Tanks	Nov-10	Feb-11		
Water Storage Pond	Nov-11	Dec-11		
Gas Clean-up & By Products	Oct-11	Dec-11		
Turbine Generator	Nov-11	Dec-11		
HRSG Erection	Aug-11	Sep-11		
Piling	Sep-10	Dec-10		
Ash Storage	Nov-11	Dec-11		
Total			$3,238.8	$140.5

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Mississippi Power Kemper County IGCC Project	Project Updates	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through February 2014

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through February 2014

Economic Impact

Table 5: Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
3 D Trucking	Louisville	Professional Service	Can't Be Beat Fencing	Perkinston	Construction
3point Technologies	Columbus	Professional Service	Capital Concrete Cutting Inc	Clinton	Materials
4 County Electric Power Association	Columbus	Construction	Capitol Hardware Company, Inc.	Jackson	Professional Services
A E Allen	Pass Christian	Construction	Carter Miller Associates	Meridian	Professional Services
A&B Electric	Meridian	Professional Services	Cavco, Inc	Bailey	Construction
AA Calibration Services	Yazoo City	Professional Service	Central Culvert & Pipe	Philadelphia	Material
ABF Freight	Jackson	Material	Central Mississippi Communications	Kosciusko	Professional Services
Accu-Fab & Construction, Inc	Moss Point	Material	Central Office Supply	Kosciusko	Construction
ADCO Companies Ltd	Brandon	Equipment	Central Pipe Supply Inc	Jackson	Material
AES Limited PC	Meridian	Construction	Chain Electric Co.	Hattiesburg	Construction
Aggreko Cooling Tower Service	Ridgeland	Equipment	Chancellor Supply	Laurel	Material
Air Center of Mississippi	Jackson	Material	Chet's Paint & Body Shop	Meridian	Professional Services
Air Management, LLC	Meridian	Construction	Chevron Products	Moss Point	Equipment
Air Tool Supply	West Point	Material	Chris Haynes Electric Supply	Jackson	Materials
Airgas South	Meridian	Construction	Cintas Corporation	Jackson	Construction
AJA Management	Jackson	Professional Services	Cintas FAS	Jackson	Professional Services
Al Covington / Bill Oubre	Meridian	Construction	City of Meridian	Meridian	Professional Services
All Brand Foods	Hattiesburg	Professional Services	Cives Steel Co.	Rosedale	Material
All Clean Janitorial	DeKalb	Professional Services	Collins and Null	Hattiesburg	Professional Services
All Safe Technologies	Gulfport	Professional Services	Collinsville Hardware	Meridian	Material
All Star Printing	Columbus	Materials	Commercial Interiors	Long Beach	Professional Services
Almetek Industries Inc	Ridgeland	Material	Comsouth	Meridian	Professional Services
American Controls	Amory	Material	Consolidated Electrical Distributors Inc	Gulfport	Material
American Fire & Safety	Laurel	Professional Services	Consolidated Pipe & Supply Co	Pascagoula	Material
American Forest Management	Meridian	Professional Services	Contract Fabricators, Inc.	Holly Springs	Equipment
American Rental	Philadelphia	Construction	Cornett Bolt & Screw	Gulfport	Material
American Supply Co Inc	Jackson	Material	CSS Document Solutions	Meridian	Professional Services
Appraisal Group	Philadelphia	Professional Services	CTC, Inc	Louisville	Material
Appraisers Associated Ltd.	Meridian	Professional Services	Cuevas Auction, LLC	Picayune	Professional Services
Aquaterra Engineering LLC	Madison	Professional Services	Custom Creations and More	Meridian	Construction
Argus Analytical	Jackson	Professional Services	D&E Construction Co Inc	Meridian	Construction
Asplundh Tree Expert Co	D'Iberville	Construction	DACO LLC	Columbus	Professional Services
Atwood Fence	Kosciusko	Construction	Daily Equipment Co Inc	Jackson	Construction
B Clean	Laurel	Professional Services	David L. Moon	Collinsville	Construction
Baker Ready Mix	Louisville	Material	Davidson Hauling & Constrction	Marion	Material
Balch & Bingham, LLP	Gulfport	Professional Services	Davis Trailer	Moselle	Construction
Barnhart Crane & Rigging	Jackson	Construction	Deep South Services LLC	Hickory	Material
Bay Pest Control	Ocean Springs	Professional Services	Design Precast and Pipe	Gulfport	Construction
Bayou Management Inc	Columbus	Professional Services	Dickerson Petroleum	Kosciusko	Construction
Bellavilla Community Club	Bailey	Construction	Ditch Witch of Mississippi	Pearl	Construction
Betty Luke	Bailey	Professional Services	Dixie Mat & Hardwood Co Inc	Sandy Hook	Material
Bill Oakley Consulting Hydrologist, Inc.	Brandon	Professional Services	Doug Jones & Son Construction Co	Meridian	Construction
Bill's Trailer Sales	Ackerman	Materials	Douglas Inc.	Jackson	Professional Service
Black Brothers, Inc.	Ackerman	Construction	Dowdle Gas Company	DeKalb	Construction
Blackwell Shepards Locksmith	Meridian	Professional Services	Dr. David Lang, PhD	Starkville	Professional Services
Blaine's Trailer Rental & Sale	Richland	Construction	DZ Atlantic	Moss Point	Equipment
BMI Environmental Services	Gulfport	Professional Services	E. Patrick Cassady & Associates Inc.	Gulfport	Professional Services
Bonds of Love Ministries	DeKalb	Construction	Earl Dudley Associated	Jackson	Construction
Broadmoor Home	Meridian	Construction	East Mississippi Electric Power Assoc.	Meridian	Construction
Brown & Mitchell	Gulfport	Construction	ECO Systems, Inc.	Jackson	Professional Services
Brunini	Jackson	Professional Services	Eddie J. Briggs, Attorney-at-law	Madison	Professional Services
Buckwalter Stadium Inc.	Meridian	Construction	Educational Furniture & Equipment Co.	Meridian	Construction
Burkhalter Rigging Inc	Columbus	Construction	Eley Guild Hardy Architects	Biloxi	Professional Services
Burk's Aviation	Hattiesburg	Professional Services	Endom Welding & Trailer Repair	Ellisville	Construction
Business Interiors	Jackson	Professional Services	Engineering Plus	Meridian	Professional Services

continued on page 5

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through February 2014

Economic Impact *(continued from page 4)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work
Engineering Services	Jackson	Professional Services
Eutaw Construction	Aberdeen	Construction
F L Clayton Trust	Meridian	Construction
Faison Office Products Co LLC	Gulfport	Construction
Fastenal	Philadelphia	Material
FC&E Engineering LLC	Brandon	Professional Services
Ferguson Enterprises	Jackson	Equipment
Firestone	Meridian	Professional Services
Fish and Fisher	Jackson	Construction
Fluid Process & Pumps	Florence	Material
Forest Services, Inc.	Pelahatchie	Professional Services
Forestry Suppliers	Brandon	Construction
Fraley Dozer Service	Collins	Construction
Fulton Line Service	Preston	Construction
G & O Supply Co. Inc.	Houston	Material
Gary G. Williams, Appraisals	Flowood	Professional Services
Genesis Telecommunications	Collinsville	Professional Services
GEO Products	Madison	Material
George's Auto Parts	Meridian	Construction
Geotechnical Engineering Assoc.	Ridgeland	Professional Services
Gipson Steel Inc	Meridian	Construction
Glass Inc.	Meridian	Material
Glassworx	Philadelphia	Material
Glenn Hollingsworth Enterprise LLC	Hickory	Construction
Glenn Machine Works	Columbus	Construction
Glover Young Walton & Simmons, PLLC	Meridian	Professional Services
Godwin Group	Jackson	Professional Services
Goforth Forest Management, Inc.	Meridian	Professional Services
GraRock Trucking	Macon	Construction
Greenway Construction	Wiggins	Construction
Gulf Coast Fence	Pascagoula	Construction
Gulf Office Systems Inc	Saucier	Professional Services
Gulf Sales & Supply	Pascagoula	Construction
Gulf South Survey & Environmental	Biloxi	Professional Services
H & H Chief Sales	Carthage	Construction
H & H Construction	Greenwood	Construction
H & P Leasing, Inc.	Flowood	Construction
Hampton & Associates Law Office	DeKalb	Professional Services
Hanson	Gulfport	Construction
Hargrove Engineers Constructors	Pascagoula	Professional Services
Havard Pest Control	Hattiesburg	Professional Services
HD Supply Waterworks LTD	Pearl	Material
Heartland Pump Rental & Sales Inc	Horn Lake	Construction
Heblon Heating & Air Conditioning	Meridian	Construction
Hemphill Construction	Florence	Construction
Henderson Steel Corp	Marion	Construction
Herring Gas Co Inc.	Philadelphia	Construction
Hi Grade Gin Corporation	Winona	Construction
HJM Forest Resource Management	DeKalb	Professional Services
Holliday Construction	Poplarville	Construction
Holloway Termite & Pest Services	Meridian	Professional Services
Hooper Electronics	Pascagoula	Material
Hotel & Restaurant Supply	Meridian	Material
Howard Industries	Laurel	Equipment
HRD Safety	Jackson	Material
Hughes Brothers Inc	Jackson	Material
Ice Plant	Meridian	Construction
Industrial Machine & Manufacturing	Meridian	Professional Services
Industrial Steel Corp.	Jackson	Construction
Infolab, LLC	Clarksdale	Professional Services
Ivy Consulting	Quitman	Professional Services
J & J Contractors	Collinsville	Professional Services
J W Lee Company, Inc	Gulfport	Equipment
Jabez Group, LLC	Madison	Professional Services
Jackson Bolt & Screw	Jackson	Material
James Self Inc dba JSI Communication	Pearl	Material
JH Haynes Electric Co Inc	Gulfport	Professional Services
Joe McGee Construction	Lake	Construction
John B. Stewart Real Estate Appraiser	Canton	Professional Services
John C Stennis Memorial Hospital	DeKalb	Professional Services
John Fayard Moving & Warehousing, LLC	Gulfport	Materials
John's Welding	Meridian	Professional Services
Johnson Surveying	Collinsville	Professional Services
K. C. Garbage & Solid Waste	DeKalb	Construction
Kelly Services	Gulfport	Professional Services
Kemper Construction Supply	DeKalb	Material
Kemper County Messenger	DeKalb	Professional Services
Kemper Electric Supply	DeKalb	Material
Knesal Engineering Services, Inc.	Gulfport	Professional Services
Knowles Material Co	Jackson	Material
L & M Carpet Cleaning	Meridian	Professional Services
Lauderdale County Farm Supply	Meridian	Materials
Laurel Ford	Laurel	Equipment
Lawyers PLLC	Meridian	Professional Services
Layne Christenson	Jackson	Construction
LPK Architects	Meridian	Professional Services
Luke Printing Company	Meridian	Professional Services
Lyle Machinery Company	Jackson	Equipment
M G Dyess Inc	Bassfield	Construction
M&M Holdings	Kilmichael	Materials
Magnolia Steel Co, Inc.	Meridian	Professional Services
Mailroom Consultants	Jackson	Professional Services
Malouf	Greenwood	Construction
Mar-Com Comm, Inc.	Decatur	Construction
Marion Water Department	Marion	Construction
Mars Manufactured Homes	Meridian	Construction
Martin Supply (MISCO)	Saltillo	Materials
Martin Truck & Tractor	Columbus	Construction
Marvin's	Meridian	Material
Mary Joyce Angero	Meridian	Construction
Max Floor Specialist	Brandon	Professional Services
McCrary Construction Services	Columbus	Construction
McElroy Plumbing & Heating	Meridian	Construction
Medical Foundation (Rush Hospital)	Meridian	Professional Services
MEI Electical Inc	Philadelphia	Construction
Melvin Chaney Jr Real Estate Appraiser	Madison	Professional Services
Mercury Aviation Inc	Flowood	Professional Services
Meridian Community College	Meridian	Professional Services
Meridian Tire & Brake	Meridian	Professional Services
Micro Methods Laboratory Inc	Ocean Springs	Professional Services

continued on page 6

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through February 2014

Economic Impact *(continued from page 5)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Mid South Welding	Meridian	Construction	Sanders Air & Heat	Meridian	Professional Services
Mikropul	Iuka	Equipment	Sanders Gas	Meridian	Construction
Miller Enterprises	Hattiesburg	Construction	Sequel Electrical Supply	Meridian	Material
MillerCo Inc.	Gulfport	Construction	Service Master	Marion	Professional Services
Milton's A/C Service	DeKalb	Construction	Sherwin Williams	Meridian	Material
Mississippi Beverage Water, LLC	Meridian	Construction	Sign's Plus of Meridian	Meridian	Construction
Mississippi Department of Transportation	Jackson	Construction	Singley Construction Co	Columbia	Construction
Mississippi State University	Starkville	Professional Services	Sirmon & Associates	Pelahatchie	Professional Services
Missouth Vital Records	Meridian	Professional Services	Slay Steel Inc	Meridian	Material
Mitchell Sign, Inc.	Meridian	Professional Services	South Mississippi Hydroseeding	Wiggins	Construction
MMC Material	Meridian	Construction	Southern Business Supply	Meridian	Construction
Modern Landscape Design	Meridian	Professional Services	Southern Chevrolet	DeKalb	Construction
Modular Space Corp	Jackson	Construction	Southern Colonel Homes Inc	Hattiesburg	Construction
Motion Industries	Meridian	Materials	Southern Natural Resources, Inc.	Stewart	Professional Services
Mowdy Cabinetry	Meridian	Professional Services	Southern Pine Electric	Taylorsville	Equipment
MSC Industrial	Meridian	Materials	Southern Pipe & Supply Co Inc	Gulfport	Material
Neel Schaffer	Jackson	Professional Services	Southern Surveyors Group LLC	Gulfport	Professional Services
Nehring	Ridgeland	Material	Southern Tire Mart	Meridian	Construction
Newell Paper Company	Meridian	Materials	Southern Waste Disposal	Meridian	Construction
NGK Locke Inc	Ridgeland	Material	SPCS Inc	Gulfport	Professional Services
NL Carson	Carthage	Construction	Specialty Fencing	Meridian	Construction
North Mississippi Medical Center	Eupora	Professional Services	Specialty Fuel	Kosciusko	Construction
Northwest Kemper Water Association	Preston	Construction	Starkville Computers	Starkville	Construction
Office Furniture Jackson CIN	Ridgeland	Construction	Stevie Holiday	DeKalb	Professional Services
Office Innovations	Ridgeland	Construction	Stewart Environmental Construction	Tupelo	Construction
ORR Safety Corp	Jackson	Material	Stribling Equipment	Jackson	Construction
Pac Services	Biloxi	Professional Services	Strickland Companies	Columbus	Construction
Pearson Services	Louisville	Construction	Structural Steel Services	Meridian	Material
Perfect Touch Contractors LLC	DeKalb	Construction	Stuart C. Irby Co.	Meridian/Jackson	Material
Perma R Products	Grenada	Material	Sturgis Mat	Ackerman	Material
Peterbilt Truck Center	Jackson	Construction	Sudden Service	Louisville	Construction
Pettigrew Forestry Consultants	Kiln	Professional Services	Sunbelt Equipment Marketing	Meridian	Construction
Pickering & Associates	Jackson	Professional Services	Sunbelt Insulation	Lucedale	Material
Plan House Printing and Graphics	Tupelo	Professional Services	Sutton Lumber	Meridian	Material
Powell Transportation	Columbia	Material	Suzy Q Monogramming Screenprinting	Philadelphia	Construction
Preformed Line Products Co	Ridgeland	Material	System Scale	Jackson	Equipment
Print Plus	Meridian	Professional Services	T K Stanley	Waynesboro	Material
Pritchard Engineering	Starkville	Professional Services	Taylor Machine Works	Louisville	Construction
Pro Turf, Inc.	Winona	Construction	Tencarva Machinery	Jackson	Construction
Procall Services	Biloxi	Professional Services	Terracon Consultants	Madison	Professional Services
Progressive Pipeline	Meridian	Construction	The 1869 Group LLC	Jackson	Construction
ProModular	Jackson	Construction	The Bolt Co dba Henderson Bolt	Meridian	Material
Provine Helicopter Service, Inc.	Greenwood	Professional Services	The McGinnis Lumber Company	Meridian	Material
Puckett Machinery Co	Jackson	Construction	The Service Company of Mississippi	Meridian	Professional Services
Puckett Rents Inc	Jackson	Construction	Thomas Refrigeration	Meridian	Professional Services
Quality Welding & Fabrication	Columbia	Equipment	Threaded Fasteners	Gulfport	Material
Ralph L. Morgan	Meridian	Material	Thomasson Company	Philadelphia	Construction
Richard R. Hite Appraisal, LLC	Canton	Professional Services	Tice Engineering	Wiggins	Professional Services
Robert's Sewing Machine Parts	Meridian	Professional Services	Tim Parker Construction	Soso	Construction
Robinson Electric Supply Co Ind	Meridian	Material	Timber Craft, Inc.	DeKalb	Professional Services
RMKPC, Inc dba Orkin	Meridian	Professional Services	Tolbert Chevrolet	Philadelphia	Construction
Rush Care	Meridian	Professional Services	Tooney's Tire Center	DeKalb	Professional Services
Ryan Motors Inc	Hattiesburg	Construction	Town of DeKalb	DeKalb	Construction
S&S Welding	Ellisville	Professional Services	Town of Marion	Marion	Construction
Sam Oswalt & Son, Inc.	Starkville	Construction	Tri-State Consulting Services	Philadelphia	Professional Services

continued on page 7

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through February 2014

Economic Impact *(continued from page 6)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Truckers Supply	Meridian	Construction			
TST&E, LLC	Carriere	Construction			
U Save Car & Truck Rental	Meridian	Construction			
Underwood Sales Inc	Ovett	Construction			
United Fence	Meridian	Construction			
United Rentals N.A. (formally RSC Eqmt)	Meridian	Construction			
Vice Brothers Unlimited	Moss Point	Material			
Vice Construction Co.	Moss Point	Construction			
Vick's Paint & Body Shop	DeKalb	Professional Services			
Volvo Rents	Hattiesburg	Construction			
Vulcan	Laurel	Material			
W G Yates & Sons Construction	Biloxi	Construction			
W.L. Cook	Bailey	Professional Services			
Walker Audio	Biloxi	Professional Services			
Walley Forestry	Ellisville	Professional Services			
Waring Oil Company LLC	Vicksburg	Material			
Waste Management	Tupelo & Meridian	Professional Services			
Waste Pro of MS	Meridian	Professional Services			
Waters International	Meridian	Material			
Waters Truck & Tractor	Kosciusko	Construction			
Waterstone Business Strategies	Brandon	Professional Services			
Watson Quality Ford	Jackson	Construction			
Watt Equipment	DeKalb	Construction			
Wilkerson Construction	DeKalb	Construction			
William Clay	DeKalb	Construction			
Woodall Electric Inc	Meridian	Professional Services			
Woodstock Furniture	Meridian	Construction			
Working Solutions	Meridian	Professional Services			
Yard Services	Meridian	Professional Services			

Total Mississippi Contracts - Tier 1 and Tier 2 (in millions of dollars)	**$980**
Total Mississippi Spend through February 2014 - Tier 1 and Tier 2 (in millions of dollars)	**$957**

Mississippi Workforce	**Plant**	**Mine**	**Total**
Construction Jobs	**1,429**	**11**	**1,440**
Plant/Mine Jobs	**131**	**108**	**239**

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Mississippi Power Kemper County IGCC Project	Liberty Mine Summary	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through February 2014

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